UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):        April 14, 2014

Bank of the Ozarks, Inc.
(Exact name of registrant as specified in its charter)

Arkansas
(State or other jurisdiction of incorporation)

0-22759	71-0556208
(Commission File Number)	(IRS Employer Identification No.)
17901 Chenal Parkway, Little Rock, Arkansas	72223
(Address of principal executive offices)	(Zip Code)

(501) 978-2265
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On April 14, 2014, Bank of the Ozarks, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of 2014. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 7.01   Regulation FD Disclosures.

           See Item 2.02 Results of Operations and Financial Condition.

Item 8.01   Other Events

As reported in Item 2.02 above, on April 14, 2014, the Company issued a press release announcing its financial results for the first quarter of 2014. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01   Financial Statements and Exhibits.

(d)     Exhibits:  The following exhibit is being furnished to this current report on Form 8-K.

99.1       Press Release dated April 14, 2014: Bank of the Ozarks, Inc. Announces First Quarter 2014 Earnings.

ADDITIONAL INFORMATION

The Company entered into a definitive agreement and plan of merger dated January 30, 2014, between Bank of the Ozarks, Inc., Bank of the Ozarks, Summit Bancorp, Inc. (“Summit”) and Summit Bank, Summit’s wholly-owned bank subsidiary (“Summit Bank”) relating to a proposed merger transaction.  The Company has filed a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) to register the Company’s shares that will be issued to Summit’s shareholders in connection with the transaction.  The registration statement includes a joint proxy statement/prospectus and other relevant materials in connection with the proposed merger transaction involving the Company and Summit.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY/PROSPECTUS (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY/PROSPECTUS) BECAUSE SUCH DOCUMENTS CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION.  Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on the SEC’s website at http://www.sec.gov.  Investors and security holders may also obtain free copies of the documents filed with the SEC by the Company at the Company’s website at http://www.bankozarks.com, Investor Relations, or by contacting Susan Blair at (501) 978-2217.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE OZARKS, INC.
(Registrant)

Date:	April 14, 2014	/s/ Greg L. McKinney
Greg L. McKinney
Chief Financial Officer
and Chief Accounting Officer

Exhibit No.	Document Description

99.1	Press Release dated April 14, 2014: Bank of the Ozarks, Inc. Announces First Quarter 2014 Earnings

3